UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2017

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
(Exact name of registrant as specified in charter)

Delaware	001-14303	38-3161171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive, Detroit, Michigan	48211-1198
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (313) 758-2000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

6.25% Senior Notes due 2025 and 6.50% Senior Notes due 2027

On March 23, 2017,  American Axle & Manufacturing, Inc. (the “Issuer”), a Delaware corporation and wholly owned subsidiary of American Axle & Manufacturing Holdings, Inc. (NYSE: AXL) ( the “Company” and together  with the Issuer,  “AAM”) issued $700 million in aggregate principal amount of 6.25% senior notes due 2025 (the “2025 Notes”) and $500 million in aggregate principal amount of 6.50% senior notes due 2027 (the “2027 Notes, and, together with the 2025 Notes, the “Notes”). The Notes are guaranteed on a senior unsecured basis by the Company, Alpha SPV I, Inc. and certain of the Issuer’s current and future subsidiaries (such subsidiary guarantors, together with the Company and  Alpha SPV I, Inc., the “Guarantors”).  In addition, under certain circumstances, the subsidiary guarantees will fall away.

The Notes are governed by an indenture, dated as of November 3, 2011 (the “Indenture”) among the Company, the Issuer, certain subsidiary guarantors and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented and amended by the First Supplemental Indenture, dated as of March 23, 2017, (the “First Supplemental Indenture”) which adds Alpha SPV I, Inc., a wholly owned subsidiary of the Company, as a guarantor under the Indenture.

The Indenture contains covenants that, among other things, restrict, with certain exceptions, AAM’s ability to:  engage in consolidations and mergers or sell or transfer all or substantially all of their assets; incur debt secured by certain liens; and engage in certain sale and leaseback transactions. The terms of the Indenture include customary events of default.

Interest on the Notes is payable semi-annually in arrears on April 1 and October 1, commencing October 1, 2017.  The 2025 Notes mature on April 1, 2025 and the 2027 Notes mature on April 1, 2027.  At any time on or after April 1, 2020, in the case of the 2025 Notes, and April 1, 2022 in the case of the 2027 Notes, AAM may redeem the Notes, in whole or in part, at the applicable redemption prices set forth in the Notes, plus accrued interest. Before April 1, 2020, in the case of the 2025 Notes, and before April 1, 2022, in the case of the 2027 Notes, AAM may redeem the Notes, in whole or in part, at a redemption price equal to 100% of their principal amount, plus accrued interest and the “Applicable Premium”. In addition, before April 1, 2020, AAM may redeem up to 35% of the Notes of each series at a redemption price equal to 106.25% of their principal amount, in the case of the 2025 Notes, or 106.50%, in the case of the 2027 Notes, plus accrued interest, using the proceeds of certain equity offerings.

In the event the agreement and plan of merger, dated as of November 3, 2016 (the “Merger Agreement”) by and among the Company, Alpha SPV I, Inc. and Metaldyne Performance Group Inc. (“MPG”), pursuant to which the Company will acquire MPG (the “Merger”), is terminated or AAM notifies the Trustee or otherwise publicly announces that the Merger will not be consummated or the Merger is not consummated on or prior to November 1, 2017, AAM will be required to redeem the Notes pursuant to a special mandatory redemption at a redemption price equal to 100% of the aggregate principal amount of the Notes, plus accrued and unpaid interest to, but not including, the redemption date.

The Company intends to use the net proceeds to fund a portion of the consideration for the proposed acquisition of MPG, related fees and expenses, refinancing certain existing indebtedness of MPG and borrowings under the Company’s existing credit facilities.

The foregoing description of the Notes (forms of which are filed as Exhibit 4.2 and 4.3 to this Current Report on Form 8-K and incorporated herein by reference) and the Indenture (incorporated by reference to Exhibit 4.1 filed with American Axle & Manufacturing Holdings, Inc. Current Report on Form 8-K dated October 31, 2011 No. 001-14303 and incorporated herein by reference) and the First Supplemental Indenture (which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference) are qualified in their entirety by reference to the Notes, the Indenture and the First Supplemental Indenture.

Registration Rights Agreements

On March 23, 2017, the Issuer, the Company, the other Guarantors and J.P. Morgan Securities LLC, acting as representative of the initial purchasers of the Notes, entered into Registration Rights Agreements (the “Registration Rights Agreements”) pursuant to which the Issuer and the Guarantors agreed to file with the Securities and Exchange Commission a registration statement on the appropriate form under the Securities Act of 1933, as amended (the “Securities Act”) with respect to an offer to exchange each series of the Notes (the “Exchange Offer Registration Statement”).  Upon the effectiveness of the Exchange Offer Registration Statement, the Issuer and the Guarantors will offer to the owners of each series of Notes who are able to make certain representations the opportunity to exchange their Notes for notes registered under the Securities Act (the “Exchange Notes”) that are substantially identical to the terms of the Notes of such series, except that the transfer restrictions, registration rights and additional interest provisions relating to the Notes will not apply to the Exchange Notes (the “Exchange Offer”).  The Issuer and the Guarantors may be required to file a shelf registration statement to cover resales of the Notes of either series under certain circumstances.  If AAM does not consummate the exchange offer within 365 days after issuance of the Notes of such series or certain other conditions occur, the Registration Rights Agreements provide that additional interest will be payable on the Notes of such series.

The foregoing description of the Registration Rights Agreements is qualified in its entirety by reference to the Registration Rights Agreements, copies of which are filed as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

4.1	First Supplemental Indenture, dated March 23, 2017, among the Company, the Issuer, Alpha SPV I, Inc., certain subsidiary guarantors and U.S. Bank National Association, as trustee.
4.2	Form of 2025 Notes.
4.3	Form of 2027 Notes.
10.1
Registration Rights Agreement, dated March 23, 2016, among the Company, the Issuer, Alpha SPV I, Inc., certain subsidiary guarantors and J.P. Morgan Securities LLC, acting as representative of the initial purchasers of the 2025 Notes.

10.2
Registration Rights Agreement, dated March 23, 2016, among the Company, the Issuer, Alpha SPV I, Inc., certain subsidiary guarantors and J.P. Morgan Securities LLC, acting as representative of the initial purchasers of the 2027 Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

Date: March 23, 2017	By:	/s/ Christopher J. May
Christopher J. May
Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

4.1	First Supplemental Indenture, dated March 23, 2017, among the Company, the Issuer, Alpha SPV I, Inc., certain subsidiary guarantors and U.S. Bank National Association, as trustee.
4.2	Form of 2025 Notes.
4.3	Form of 2027 Notes.
10.1
Registration Rights Agreement, dated March 23, 2016, among the Company, the Issuer, Alpha SPV I, Inc., certain subsidiary guarantors and J.P. Morgan Securities LLC, acting as representative of the initial purchasers of the 2025 Notes.

10.2
Registration Rights Agreement, dated March 23, 2016, among the Company, the Issuer, Alpha SPV I, Inc., certain subsidiary guarantors and J. P. Morgan Securities LLC, acting as representative of the initial purchasers of the 2027 Notes.